Subsequent events	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Subsequent events

21.	Subsequent events

Subsequent to the end of the reporting period, a new subsidiary named Belive AI Create Pte. Limited was established on August 12, 2026. The principal activity of Belive AI Create Pte. Limited is engaged as development of software and applications (except games and cybersecurity).